Exhibit 10.11

First Amendment to the Development and Commercialization Agreement

This First Amendment to the Development and Commercialization Agreement (“First Amendment”), effective as of the date of the last signature below, is by and between BillionToOne, Inc., having offices at 1035 O’Brien Dr., Menlo Park, California 94025 (“BTO”) and Janssen Biotech, Inc., having offices at 800 Ridgeview Avenue, Horsham, PA 19044 (“Janssen”). BTO and Janssen are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into a Development and Commercialization Agreement, effective as of July 11, 2025, (the “Agreement”) have agreed to amend the Agreement by executing this First Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTO and Janssen hereby agree to amend the Agreement as provided herein:

1. Extension of Period for Amending the Collaboration Agreement. Section 13.2.7 of the Agreement is hereby amended and restated in its entirety as follows:

13.2.7 Termination for Failure to Amend the Prior Collaboration Agreement. If an amendment to the Prior Collaboration Agreement extending the term thereof is not executed by the parties thereto prior to December 15, 2025, Janssen may terminate this Agreement on ten (10) days’ prior notice to BTO.

2. Except as specifically amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the Agreement and this First Amendment, the provisions of this First Amendment shall prevail.

This First Amendment to the Agreement is signed on the dates set forth below by duly authorized representatives of BTO and Janssen, respectively.

BillionToOne, Inc.		Janssen Biotech, Inc.

By:	/s/ Tom Lynch	By:	/s/ Biljana Naumovic
Name: Tom Lynch		Name: Biljana Naumovic
Title: General Counsel		Title: Managing Director

Date: 15 October 2025		Date: 15 October 2025